FORM OF LOCK-UP AGREEMENT


May  [  ],  2006

Buyers  referred  to  below:

Re: Securities Purchase Agreement dated May [ ], 2006 (the "SECURITIES PURCHASE AGREEMENT") by and among, Sorell Inc., (the "COMPANY") and the investors listed on the Schedule of Buyers attached thereto (each, a "BUYEr" and collectively, the "BUYERS")

Ladies  and  Gentlemen:

Defined terms not otherwise defined herein (the "LOCK-UP AGREEMENT") shall have the meanings set forth in the Securities Purchase Agreement. Pursuant to
Section 7(d) of the Securities Purchase Agreement and in satisfaction of a condition of the Buyers' obligations under the Securities Purchase Agreement, the undersigned irrevocably agrees with the Buyers that, from the date hereof until the six month anniversary of the Effective Date (defined in the Registration Rights Agreement) (such period, the "RESTRICTION PERIOD"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act and the rules and regulations of the SEC promulgated thereunder with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the "SECURITIES"). Beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. In order to enforce this covenant, the Company will impose irrevocable stop-transfer instructions preventing the Company's transfer agent from effecting any actions in violation of this Lock-Up Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to the Buyers to complete the transactions contemplated by the Securities Purchase Agreement and that the Buyers (which shall be third party beneficiaries of this Lock-Up Agreement) and the Company shall be entitled to specific performance of my obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Securities Purchase Agreement.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Required Holders (defined in the Notes) and the undersigned. This Lock-Up Agreement shall be construed and enforced in accordance


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

with the laws of the State of New York, without regard to the principles of conflicts of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the state and United States federal courts sitting in the City of New York, Borough of Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Lock-Up Agreement does not intend to create any relationship between the undersigned and the Buyers and that the Buyers are not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Lock-Up Agreement.

By its signature below, the Company's transfer agent hereby acknowledges and agrees that it has placed an irrevocable stop transfer instruction on all shares of Common Stock beneficially owned by the undersigned, reflecting this Lock-Up Agreement, until the end of the Restriction Period. This Lock-Up Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Buyers.

                            [SIGNATURE PAGE FOLLOWS]



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

This Lock-Up Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.



Signature


Print  Name


Position  in  Company

Address  for  Notice:






Number  of  shares  of  Common  Stock


Number  of  shares  of  Common  Stock
underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Lock-Up Agreement.

SORELL  INC.

By:_________________________________
Name:  Bon  Kwan  Koo
Title:  Chief  Executive  Officer


Acknowledged  and  agreed  to
as  of  the  _____  day  of  May  2006

[NAME  OF  TRANSFER  AGENT]

By:
Name:
Title: